Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2003


Portfolio:			Credit Suisse High Income Fund


Security:			Rexnord Corp Bond 144A


Date Purchased:			11/19/2002


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		200


Total Principal Purchased
by the Portfolio *:		$20,000


% of Offering Purchased
by the Portfolio:		.08889%


Broker:				Deutsche Bank


Member:				CS First Boston




Portfolio:			Credit Suisse High Income Fund


Security:			BWay Corp Bond 144A


Date Purchased:			11/21/2002


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		200


Total Principal Purchased
by the Portfolio *:		$20,000


% of Offering Purchased
by the Portfolio:		.10000%


Broker:				Deutsche Bank


Member:				CS First Boston




Portfolio:			Credit Suisse High Income Fund


Security:			Stena AB 144A W Reg/RT


Date Purchased:			11/22/2002


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		100


Total Principal Purchased
by the Portfolio *:		$10,000


% of Offering Purchased
by the Portfolio:		.05000%


Broker:				Chase Manhattan Bank


Member:				CS First Boston




Portfolio:			Credit Suisse High Income Fund


Security:			Levi Strauss Bond 144A Wreg/Rt


Date Purchased:			11/26/2002


Price Per Share:		$98.58


Shares Purchased
by the Portfolio *:		150


Total Principal Purchased
by the Portfolio *:		$14,787.00


% of Offering Purchased
by the Portfolio:		.05359%


Broker:				Salomon Smith Barney


Member:				CS First Boston




Portfolio:			Credit Suisse High Income Fund


Security:			The Brickman Group Bond 144A


Date Purchased:			12/11/2002


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		200


Total Principal Purchased
by the Portfolio *:		$20,000.00


% of Offering Purchased
by the Portfolio:		.13333%


Broker:				Cibc World Markets Corp

Member:				CS First Boston




Portfolio:			Credit Suisse High Income Fund


Security:			Spx Corporation SNR Nts

Date Purchased:			12/13/2002


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		100


Total Principal Purchased
by the Portfolio *:		$10,000.00


% of Offering Purchased
by the Portfolio:		.02000%


Broker:				Chase Manhattan Bank

Member:				CS First Boston





Portfolio:			Credit Suisse High Income Fund


Security:			Sanmina-Sci Corp Bond 144A


Date Purchased:			12/18/2002


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		150


Total Principal Purchased
by the Portfolio *:		$15,000.00


% of Offering Purchased
by the Portfolio:		.02000%


Broker:				Goldman Sachs

Member:				CS First Boston